                                    SCHEDULE

                                     TO THE

                              ISDA MASTER AGREEMENT

                          DATED AS OF              2002

                                     Between

    ZURICH CAPITAL MARKETS AUSTRALIA LIMITED (ABN 99 095 545 887) ("PARTY A")

                                       AND

                        ZCM MATCHED FUNDING CORP ("ZCM")

                                       AND

   PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 42 004 027 258) IN ITS CAPACITY AS
      TRUSTEE OF THE INTERSTAR MILLENNIUM SERIES 2002-1G TRUST ("PARTY B")

                                       AND

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ACN 100 346 898)
                              (THE "TRUST MANAGER")

                                     PART 1

                             TERMINATION PROVISIONS

(a)   "SPECIFIED ENTITY" is not applicable in relation to Party A or Party B.

(b)   "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)   (i)   Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(iii) and (iv) will not apply to Party A or Party B.

      (ii)  Replace Section 5(a)(i) with:

            "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Local Business Day after the due date, except that:

                  (A) no Event of Default shall result from Party B's failure to pay an amount due under this Agreement where Party B has sufficient funds with its bankers with which the bank accounts of the Trust are held and has given instructions to those bankers to make that payment, and that payment would have been made but for temporary technical or administrative difficulties outside the control of Party B (as certified by the Trust Manager on behalf of Party B in a written notice to Party A within 10 Local Business Days after the due date or immediately thereafter); and

                  (B) in the event that sub-paragraph (A) applies, Party A has no obligation to make a corresponding payment under this Agreement until such time as it actually receives funds from Party B;".

      (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Section 6(aa)(iii) as inserted by Part 1(i) of this Schedule).

(d)   Section 5(a)(vii) "BANKRUPTCY" is replaced with the following:

      "An Insolvency Event has occurred in respect of Party A or Party B." However, the occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party B and the Trust Manager are able to procure the novation of this Agreement and all Transactions to a third party (who is notified to Party A) in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Class A2 Notes.

(e) Section 5(b)(i) "ILLEGALITY" is amended by adding the following paragraph at the end:

      "This sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

      (A) exchange controls do not constitute an Illegality or Event of Default or Termination Event under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction; and

      (B) to the extent permitted by law, delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(f) For the purpose of Section 5(b)(v), "ADDITIONAL TERMINATION EVENT" means each of the following:

      (i) Party B or a Paying Agent becomes obliged to make a withholding or deduction for or on account of Tax in respect of any Notes or any payment to Party A under any Transaction or an Obligor becomes obliged to make a withholding or deduction for or on account of Tax in respect of any payout under a Purchased Loan and the Notes are redeemed as a result in accordance with clause 6.6(d) of the Series Notice (in which case Party A is the Affected

            Party only for the purpose of termination) (but for the purposes of
            Section 6(e)(ii)(1), Party A will be the Non-defaulting Party);

      (ii) Party A fails to comply with the requirements of Part 5(r) of this Schedule (in which case Party A is the Affected Party); and

      (iii) an Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee enforces the security under the Security Trust Deed (in which case Party B is the Affected Party (unless the Event of Default results from a failure by Party A to fulfil its obligations under this Agreement, in which case Party A is the Affected Party)).

(g)   The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

      will not apply to Party A.
      will not apply to Party B.

(h) Section 6(a) is amended by replacing "20 days" in line 3 with "10 Local Business Days".

(i)   Add a new Section 6(aa) after Section 6(a):

                  "(aa) RESTRICTED TERMINATION RIGHTS

                        (i) TERMINATION BY PARTY B: Subject to Part 5(s) of this Schedule, Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                        (ii) CONSULTATION: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Series Notice, Party B may exercise any rights in its capacity as holder of the Purchased Loans only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee.

                        (iii) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any
                              payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavor to procure the substitution as principal obligor under this Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the Class A2 Notes."

(j) In Section 6(b)(ii), add the words "or to any other person" after the word "Affiliates" in the second last line of the first paragraph and add the words "so long as the transfer in respect of that Transaction would not lead to a downgrade or withdrawal of the rating of any Class A2 Notes" after the words "ceases to exist" at the end of the first paragraph.

(k)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply; and
      (ii)  the Second Method will apply.

(l)   In Section 6(e), delete the sentence at the end of the first paragraph:
      "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(m)   "TERMINATION CURRENCY" means United States Dollars.

(n)   (i)   Replace paragraph (a) of Section 7 with the following:

            "(a) (i) (subject to sub-paragraph (ii)) Party A may make such a transfer, without the prior consent of any Designated Rating Agency or the other parties, pursuant to a consolidation, amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, or reorganisation, incorporation, reincorporation or reconstitution into or as another entity (but without prejudice to any other right or remedy under this Agreement); and

                  (ii) the transfer referred to in sub-paragraph (i) may only be made where the transferee of all of Party A's interest or obligation in or under this Agreement has a long term credit rating of at least AA - and a short term credit rating of A-1+ from S&P and a long term credit rating of at least A2 and a short term credit rating of at least P-1 from Moody's; and"

      (ii)  Add a new paragraph to Section 7, immediately below paragraph (b):

            "(c) in the event that a trustee is appointed as a successor to Party B under the Master Trust Deed and the Series Notices (the "SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) execute a novation agreement novating to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to each Designated Rating Agency of such novation."

                                     PART 2

                               TAX REPRESENTATIONS

(a)   PAYER TAX REPRESENTATIONS

      For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any current applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(d),

      provided that it shall not be a breach of this representation where reliance is placed on paragraph (i) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   PAYEE TAX REPRESENTATIONS

      For the purpose of Section 3(f), each of Party A and Party B makes the following representation:

      It is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

                                     PART 3

                            DOCUMENTS TO BE DELIVERED

For the purposes of Section 4(a)(i) and (ii) each party agrees to deliver the following documents as applicable:

(a)   Tax forms, documents or certificates to be delivered are:

----------------------------------------------------------------------------------------------------
PARTY REQUIRED TO        DOCUMENT                        DATE BY WHICH TO BE DELIVERED
DELIVER
----------------------------------------------------------------------------------------------------
Party A and              Any document or certificate     (i)  On the execution of this Agreement;
Party B.                 reasonably required or               and
                         reasonably requested by a
                         party in connection with its    (ii) subsequently, upon demand.
                         obligations to make a payment
                         under this Agreement which
                         would enable that party to
                         make the payment free from
                         any deduction or withholding
                         for or on account of Tax or
                         as would reduce the rate at
                         which deduction or
                         withholding for or on account
                         of Tax is applied to that
                         payment.
----------------------------------------------------------------------------------------------------

(b)   Other documents to be delivered are:

----------------------------------------------------------------------------------------------------
PARTY REQUIRED TO        DOCUMENT                        DATE BY WHICH TO BE      COVERED BY
DELIVER                                                  DELIVERED                SECTION 3(D)
                                                                                  REPRESENTATIONS
----------------------------------------------------------------------------------------------------
Party A, Party B and     A copy of the power of          On execution and         Yes.
the Trust Manager.       attorney authorising            delivery of this
                         execution by the attorney of    Agreement.
                         this Agreement.
----------------------------------------------------------------------------------------------------
Party A, Party B and     A list of authorised            On execution of any      Yes.
the Trust Manager.       signatories for the party and   relevant Confirmation.
                         evidence satisfactory in form
                         and substance to the other
                         parties of the authority of
                         the authorised signatories of
                         the party to execute each
                         Confirmation on behalf of
                         that party.
----------------------------------------------------------------------------------------------------
Trust Manager.           A copy of the Master Trust      On execution and         Yes.
                         Deed, the Series Notice, the    delivery of this
                         Security Trust Deed, the Note   Agreement or in the
                         Trust Deed, the Notice of       case of a document not
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                         Creation of Trust and the       executed as at the
                         Agency Agreement.               date of this
                                                         Agreement, upon
                                                         execution of that
                                                         document.
----------------------------------------------------------------------------------------------------
Trust Manager            A copy of an Australian legal   [*] 2002.                No.
                         opinion addressed to, among
                         others, Party A in form and
                         substance satisfactory to
                         Party A.
----------------------------------------------------------------------------------------------------
Trust Manager            A copy of an Australian tax     [*] 2002.                No.
                         opinion addressed to, among
                         others, Party A in form and
                         substance satisfactory to
                         Party A.
----------------------------------------------------------------------------------------------------
Trust Manager            A copy of any notice provided   At such time as the      Yes.
                         by the Trust Manager to Class   relevant notice is
                         A2 Noteholders.                 provided by the Trust
                                                         Manager to Class A2
                                                         Noteholders.
----------------------------------------------------------------------------------------------------

                                     PART 4

                                  MISCELLANEOUS

(a)   ADDRESS FOR NOTICES: For the purpose of Section 12(a) of this Agreement:

      ADDRESS FOR NOTICES TO PARTY A:

      [* ZCMA TO PROVIDE]

      ADDRESS FOR NOTICES TO PARTY B:

      Level 7, 9 Castlereagh Street, Sydney, New South Wales, 2000

      Attention:   Manager Securitisation

      Facsimile:   612 9221 7870

      Telex:       N/A

      ADDRESS FOR NOTICE TO THE TRUST MANAGER:

      Level 31, 367 Collins Street, Melbourne, Victoria, 3000, Australia

      Attention:   Managing Director

      Facsimile:   613 9621 2368

      Telex:       N/A

(b)   PROCESS AGENT: For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent:   Not applicable.

      Party B appoints as its Process Agent:   Not applicable.

      OFFICES: The provisions of Section 10(a) will not apply to this Agreement.

(c)   MULTIBRANCH PARTY: For the purposes of Section 10(c) of this Agreement:

      Party A is not a multibranch Party.

      Party B is not a multibranch Party.

(d) CALCULATION AGENT: The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(e)   CREDIT SUPPORT DOCUMENT: Details of any Credit Support Document:

      (i)   In relation to Party A:  Nil.
      (ii)  In relation to Party B:  Nil.

(f)   CREDIT SUPPORT PROVIDER:

      (i)   In relation to Party A:  Nil.
      (ii)  In relation to Party B:  Nil.

(g) GOVERNING LAW: This Agreement will be governed by and construed in accordance with the laws of New South Wales, Australia.

(h)   NETTING OF PAYMENTS: Sub-paragraph (ii) of Section 2(c) will not apply.

(i) "AFFILIATE" will have the meaning specified in Section 14. For the purposes of Section 3(c), neither Party A nor Party B is deemed to have any Affiliates.

                                     PART 5

                                OTHER PROVISIONS

(a)   In Section 2(a)(i) add the following sentence:

      Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b) In Section 2(a)(ii), after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c)   Add the following new sentence to Section 2(b):

            "Each new account so designed must be in the same tax jurisdiction as the original account."

(d) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

            "if and only if X is Party A and".

(e) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(f) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

            "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the trust created pursuant to the Master Trust Deed and the Series Notice) and has not given any floating charge over its rights under this Agreement or any Transaction in the case of Party A, or any charge over the assets of the Trust (other than under the Security Trust Deed), in the case of Party B."

(g)   In Section 4 add a new paragraph as follows:

            "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise. Any reference to Party B in this Agreement is in its capacity as trustee of the Trust."

(h) CONFIRMATIONS. With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B (with a copy to the Trust Manager) a Confirmation confirming that Transaction and both Party B and the Trust Manager must promptly then confirm the accuracy of or request the correction of such Confirmation. Notwithstanding the provisions of Section 9(e)(ii), where a Transaction is confirmed by means of facsimile or an electronic messaging system, such message will constitute a Confirmation even where not so specified in that Confirmation.

(i)   Section 12 is amended as follows:

      (i) In Section 12(a), delete the words "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)" in lines 2 and 3.

      (ii)  Section 12(a)(iii) is replaced with:

            "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local

            Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

      (iii) In Section 12(a)(v), replace the words "electronic message is received" with "the facsimile transmission confirming the electronic message is sent and deemed effective in accordance with sub-paragraph (iii)".

(j)   Section 14 of the Agreement is modified as follows :

      (i)   New definitions are inserted as follows:

            "ACCEPTABLE ARRANGEMENT" means an arrangement which each relevant Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

            "APPROVED BANK" means a Bank which has a short term credit rating of A-1+ from S&P and at least P-1 from Moody's.

            "AUD SWAP COLLATERAL ACCOUNT" means a Swap Collateral Account established and maintained in Australia.

            "CASH COLLATERAL AMOUNT" means, at any time, an amount equal to the greater of:

            (a)   CCR; and

            (b) an amount acceptable to Moody's and sufficient to maintain the credit rating assigned to the Notes by Moody's immediately prior to the relevant Downgrade.

            "CCR" means the amount calculated as follows:

                  CCR = CR X 1.030

            "CR" means MTM + VB.

            "DOWNGRADE" means the withdrawal or downgrade of ZCM's credit rating by a Designated Rating Agency resulting in ZCM having:

            (a)   a short term credit rating of less than A-1+ by S&P;

            (b)   a long term credit rating of less than A2 by Moody's; or

            (c)   a short term credit rating of less than P-1 by Moody's.

            "ELIGIBLE INVESTMENT" means:

            (a) obligations of the Federal Government of the United States or certain agencies of that government;

            (b) commercial paper that, at the time of investment therein, is rated at least "P-1" by Moody's and "A-1+" by S&P;

            (c) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, and federal funds sold by, any depository institution or trust company, provided that, at the time of investment therein, the short-term deposit rating of such depository institution or trust company is at least "P-1" by Moody's and "A-1+" by S&P;

            (d) demand and time deposits and certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the Bank Insurance Fund or Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation;

            [(e) repurchase agreements with respect to the investments specified above issued by any bank or broker dealer rate at least "Aa3" by Moody's and at least "AA-" by S&P;] and

            (f) non-U.S. money market funds rated long term "Aaa" by Moody's and "AAA" by S&P.

            "MASTER TRUST DEED" means that the Master Trust Deed dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited.

            "MAJOR DOWNGRADE" means a Downgrade resulting in ZCM having:

            (a)   a short term credit rating of less than A-1 by S&P; or

            (b)   a long term credit rating of less than A3 by Moody's.

            "MINOR DOWNGRADE" means any Downgrade which is not a Major
            Downgrade.

            "MORTGAGED PROPERTY" has the meaning given in the Security Trust
            Deed.

            "MTM" means the mark-to-market value of the Transactions outstanding under this Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

            "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to any Class of Notes by a Designated Rating Agency which results or would result in any rating assigned to that Class of Notes being less than that specified in clause 4.2(f) of the Series Notice.

            "REPLACEMENT CURRENCY SWAP GUARANTOR" means a person that has agreed to replace ZCM as Currency Swap Guarantor and has a credit rating not less than:

            (a)   A-1+ (short term) by S&P;

            (b)   A2 (long term) by Moody's; and

            (c)   P-1 (short term) by Moody's.

            "SERIES NOTICE" means the Series Notice dated on or about the date of this Agreement in relation to the Trust.

            "SWAP COLLATERAL ACCOUNT" means an account in the name of Party B with an Approved Bank.

            "TRUST" means the Interstar Millennium Series 2002-1G Trust.

            "USD SWAP COLLATERAL ACCOUNT" means a Swap Collateral Account established and maintained outside Australia.

            "VB" means the value calculated by multiplying the Principal Amount of the Class A2 Notes at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)
-------------------------------------------------------------------------------
COUNTERPARTY RATING    MATURITIES UP    MATURITIES UP TO   MATURITIES MORE
                       TO 5 YEARS       10 YEARS           THAN 10 YEARS
-------------------------------------------------------------------------------
A+                     1.05             1.75               3.0
-------------------------------------------------------------------------------
A                      1.35             2.45               4.5
-------------------------------------------------------------------------------
A-1*                   1.5              3.15               6.0
-------------------------------------------------------------------------------

* The A-1 rating will be taken to be the counterparty's short term rating.

            (ii)  The definition of Tax is replaced with:

                  "TAX" has the meaning given in the Master Trust Deed.

            (iii) Insert the following additional paragraph at the end of
                  Section 14:

                  "Words and expressions which are defined or incorporated by reference in the Series Notice have the same meanings when used in this Agreement."

(k) MASTER TRUST DEED, SERIES NOTICE AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Master Trust Deed, the Series Notice and the Security Trust Deed:

      (a)   all Transactions under this Agreement are "Hedge Agreements"; and
      (b)   Party A is a "Support Facility Provider".

(l) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swap & Derivatives Association, Inc.) as amended from time to time (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(m) INCONSISTENCY: In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

      (i)   any Confirmation;

      (ii)  the Schedule to the Master Agreement;

      (iii) the other provisions of the Master Agreement; and

      (iv)  the ISDA Definitions.

(n)   Any reference to a:

      (i) "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

      (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the ISDA Definitions.

(o)   Insert new Sections 15, 16 and 17 as follows:

      "15.  LIMITATION OF PARTY B'S LIABILITY

      (a) Party B enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Trust out of which Party B is actually indemnified for the liability. This limitation of the Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

      (b) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the assets of the Trust), liquidator, administrator or similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B (except in relation to the assets of the Trust).

      (c) The provisions of this Section 15 do not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the Trust as a result of the Party B's fraud, negligence or wilful default.

      (d) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by the Relevant Parties (other than a person whose acts or omissions Party B is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Relevant Parties (other than a person whose acts or omissions Party B is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of Party B.

      (e) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of Party B for the

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            purpose of paragraph (c) of this Section 15, provided (in the case of any person selected and appointed by Party B) that Party B has exercised reasonable care in the selection of such persons.

      (f) In this Section 15, "Relevant Party" means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any Support Facility Provider (as those terms are defined in the Master Trust Deed and the Series Notice).

      16.   REPLACEMENT CURRENCY SWAP

      (a) If this Agreement is terminated, Party B must, at the direction of the Trust Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (in a form reasonably satisfactory to Party B)(collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

            (i) the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement will be paid in full when due in accordance with the Series Notice and this Agreement;

            (ii) the Designated Ratings Agencies confirm that the Replacement Currency Swap will not cause a reduction or withdrawal of the rating of the Class A2 Notes; and

            (iii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under this Agreement.

      (b) If the conditions in Section 16(a) are satisfied, Party B must, at the direction of the Trust Manager, enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as an Expense of the Trust.

      (c) If the conditions in Section 16(a) are satisfied and Party B has entered into the Replacement Currency Swap, Party B must direct Party A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement directly to the Replacement Currency Swap provider as payment and to the extent of any premium payable by Party B to enter into the Replacement Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B.

      17.   NOVATION

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            Party A may at any time novate its obligations under this Agreement to any of its Affiliates (the "NEW COUNTERPARTY") provided that:

            (a) the New Counterparty provides a legal opinion to Party B that this Agreement, as novated, is valid, binding and enforceable against it (subject to equitable doctrines and creditors' rights generally); and

            (b) the Designated Ratings Agencies confirm that the novation to the New Counterparty will not cause a reduction or withdrawal of the rating of the Class A2 Notes.

            Party B and the Trust Manager will execute all such documents (each in a form reasonably satisfactory to Party B) as are reasonably necessary to give effect to that novation."

        (p) TELEPHONE RECORDING: Each party consents to the recording of the telephone conversations of trading and marketing personnel in connection with this Agreement or any potential Transaction and consents to such recording being used as evidence in court proceedings.

        (q) RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that:

            (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (in the case of Party B, also on the judgment of the Trust Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

            (iii) NON-FIDUCIARY. No other party is acting as a fiduciary for it or as an advisor to it for the Transaction.

        (r) Insert new Section 18 as follows:

            RATING DOWNGRADE

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            (a)   ZCM agrees that if Party A is obliged to make a payment under a Confirmation that ZCM has accepted or countersigned and ZCM receives notice from the Trust Manager requiring ZCM to make that payment, ZCM will comply with that notice by making the payment specified in the notice. The Trust Manager must give such notice to ZCM by not later than [2.00pm (Sydney time)] on the relevant Payment Date.

            (b) ZCM shall make such payment in full, without any set off, counterclaim or exercise of any similar right or defence, other than any netting permitted under this Agreement.

            (c) If ZCM receives a notice under Section 18(a) on or before [2.00 pm (Sydney time)] on a Business Day, it will make the payment specified in that notice by not later than [4.00 pm (Sydney time)] on that Business Day. If it receives a notice after [2.00 pm (Sydney time)] on a Business Day it will make the payment not later than [4.00 pm (Sydney time)] on the next Business Day.

            (d) ZCM's obligations under this Section 18 with respect to a Confirmation commence on the Effective Date (specified in such Confirmation) and terminate on the earlier of the Maturity Date and the date on which the Confirmation is otherwise terminated in accordance with its terms.

            (e) If, at any time, ZCM is Downgraded and the downgrade constitutes a Minor Downgrade, Party A shall, within 30 days (or such greater period as agreed by the relevant Designated Rating Agency), comply with Sections 18(g)(i) and 18(h).

            (f) If, at any time, ZCM is Downgraded and the downgrade constitutes a Major Downgrade, Party A shall, within 5 Business Days (or such greater period as agreed by the relevant Designated

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                  Rating Agency) comply with Sections 18(g)(ii) or (g)(iii) and
                  18(h).

            (g) Where Party A is required to comply with this Section 18(g) it must, at its cost:

                  (i) (in relation to Section 18(e)) deposit into a USD Swap Collateral Account and maintain in that USD Swap Collateral Account (whilst the relevant Downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the USD Swap Collateral Account is not less than the Cash Collateral Amount;

                  (ii) procure, from a Replacement Currency Swap Guarantor, a guarantee to honour Party A's obligations under this Agreement; or

                  (iii) enter, or procure entry, into an Acceptable Arrangement.

            (h) Where Party A is required to comply with this Section 18(h), it must, as soon as practicable, deposit into an AUD Swap Collateral Account, all amounts received by it from Party B under this Agreement during the Quarterly Period in which the relevant Downgrade occurred.

            (i) Where Party A is required to comply with Section 18(g) and fails to do so within the relevant time, ZCM must, at its cost, either:

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                  (i)   deposit into, and maintain in, a USD Swap Collateral
                        Account, the Cash Collateral Amount in accordance with Section 18(g)(i);

                  (ii) procure, from a Replacement Currency Swap Guarantor, a guarantee to honour Party A's obligations under this Agreement; or

                  (iii) enter, or procure entry, into an Acceptable Arrangement.

            (j) Where either ZCM or Party A procures a Replacement Currency Swap Guarantor in accordance with Section 18(g)(ii) or 18(i)(ii), each party to this Agreement shall do all things necessary to novate the obligations of ZCM under this Agreement to the Replacement Currency Swap Guarantor.

            (k) If, at any time, ZCM's obligations under this Agreement are novated in accordance with Section 18(g)(ii) or 18(i)(ii) or any Acceptable Arrangement is entered into in accordance with
                  Section 18(g)(iii) or 18(i)(iii) which results in ZCM being replaced as Currency Swap Guarantor, ZCM shall be immediately entitled to any Cash Collateral Amount which it has deposited in a USD Swap Collateral Account.

            (l) Where Party B has not established a Swap Collateral Account and either Party A or ZCM is required to deposit monies into a Swap Collateral Account, the Trust Manager must direct Party B to, and Party B must, establish, as soon as practicable, and maintain, in the name of Party B an account with an Approved Bank, which account shall be, for the purposes of this Section 18, if established and maintained in Australia, the "AUD SWAP COLLATERAL ACCOUNT" and if established and maintained outside Australia, the . "USD SWAP COLLATERAL ACCOUNT".

            (m) Party B may only make withdrawals from the USD Swap Collateral Account if directed to do so by the Trust Manager and then only for the purpose of:

                  (i) novating ZCM's obligations under this Agreement in accordance with Section 18(g)(ii) or 18(i)(ii) or entering into any other Acceptable Arrangement in accordance with 18(g)(iii) or 18(i)(iii);

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                  (ii)  refunding to Party A or ZCM (whichever provided the
                        relevant Cash Collateral Amount) the amount of any reduction in the Cash Collateral Amount, from time to time, and provided the Designated Rating Agencies have confirmed in writing that such refund will not result in a Note Downgrade;

                  (iii) withdrawing any amount which has been incorrectly
                        deposited into the USD Swap Collateral Account;

                  (iv) paying any bank accounts debit tax or other equivalent Taxes payable in respect of the USD Swap Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

            (n) Notwithstanding any other provision of this Agreement, the parties agree that on each Payment Date while a Downgrade is subsisting, the Trust Manager must direct Party B to, and Party B must:

                  (i) deposit into an AUD Swap Collateral Account each amount payable by it on that Payment Date under clause 6.5(a)(v)(C) and clause 6.6(a)(i)(C) of the Series Notice; and

                  (ii) on each Quarterly Payment Date, pay the balance of that AUD Swap Collateral Account to Party A in satisfaction of Party B's obligations under this Agreement.

            (o) Party B, at the direction of the Trust Manager, may only invest any amounts standing to the credit of:

                  (a) an AUD Swap Collateral Account, in Liquid Authorised Investments; and

                  (b)   a USD Swap Collateral Account, in Eligible Investments,

                  in each case, that mature on or prior to the next Quarterly Payment Date.

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            (p)   All interest accrued on, and other income derived from the investment of, any amounts credited to a Swap Collateral Account will be payable monthly to:

                  (a)   in relation to a AUD Swap Collateral Account, Party A;
                        and

                  (b) in relation to a USD Swap Collateral Account, the party that provided the relevant Cash Collateral Amount.

      (s) Any payment under this Agreement and each Transaction is subject to clause 29 of the Master Trust Deed, clause 6 of the Series Notice and clause 16 of the Security Trust Deed.

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